                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          OCTOBER 20, 1997
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                        IMC HOME EQUITY LOAN TRUST 1997-5
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   NEW YORK                             333-24455-02            13-3970384
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(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)                   FILE NUMBER)        IDENTIFICATION NO.)


C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                           10001-2697
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (813) 984-8801
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                                    NO CHANGE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.       Other Events.

              On October 20, 1997 a scheduled distribution was made from the Trust to holders of the Class A, M and B Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1997 dated October 20, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

              In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of September, 1997 was $406,250.02.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits.

 19.    Trustee's Monthly Servicing Report for the month of September, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:      IMC SECURITIES, INC.,
                                             As Depositor

                                    By:      /s/ Thomas G. Middleton
                                             -----------------------------------
                                             Thomas G. Middleton
                                             President, Chief Operating Officer,
                                             Assistant Secretary and Director

                                    By:      /s/ Stuart D. Marvin
                                             -----------------------------------
                                             Stuart D. Marvin
                                             Chief Financial Officer


Dated: October 20, 1997

                                          EXHIBIT INDEX


Exhibit No. Description                                          Page No.

19.      Trustee's Monthly Servicing Report                          6
         for the Month of September, 1997.                       --------